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                                                                      Exhibit 99
THE CHASE MANHATTAN BANK, individually and as
  Administrative Agent
THE NATIONAL WESTMINSTER BANK PLC, individually and as
  Syndication Agent
SWISS BANK CORPORATION, individually and as
  Documentation Agent
FLEET NATIONAL BANK
HELLER FINANCIAL, INC.
BANKBOSTON, N.A.
MARINE MIDLAND BANK
PNC BANK, NATIONAL ASSOCIATION
SUNTRUST BANK, ATLANTA
WELLS FARGO BANK, N.A.
NATIONAL CITY BANK
HARRIS TRUST AND SAVINGS BANK
CREDIT AGRICOLE INDOSUEZ
U.S. BANK NATIONAL ASSOCIATION
BHF-BANK AKTIEGESELLSCHAFT,
  GRAND CAYMAN BRANCH
BALANCED HIGH YIELD FUND LTD.
FIRST UNION NATIONAL BANK
SUMMIT BANK
THE LONG-TERM CREDIT BANK OF JAPAN, LTD.
DLJ CAPITAL FUNDING, INC.
METROPOLITAN LIFE INSURANCE COMPANY
THE TRAVELERS INSURANCE COMPANY
THE TRAVELERS LIFE AND ANNUITY COMPANY
AMARA-1 FINANCE LTD.
CERES FINANCE LTD.
WARECONSECO
PILGRIM AMERICA PRIME RATE TRUST
ML CLO XV PILGRIM AMERICA (Cayman) LTD.
SANKATY HIGH YIELD ASSET PARTNERS, L.P.
OCTAGON CREDIT INVESTORS LOAN PORTFOLIO
ALLSTATE INSURANCE COMPANY
SENIOR DEBT PORTFOLIO
PRIME INCOME TRUST
KZH-ING-2 CORPORATION
KZH HOLDING CORPORATION III
HIGH INCOME PRINCIPAL PRESERVATION FUND
VAN KAMPEN AMERICA CAPITAL PRIME RATE INCOME TRUST
CYPRESS TREE BOSTON PARTNERS
ACM CREDIT OPPORTUNITIES MASTER FUND